SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 25, 2002

Exact name of registrant as specified in its charter, State
	or other jurisdiction of incorporation, Address of	IRS Employer
	principal executive offices and Registrant's telephone	Identification
Commission File Number	number, including area code	No.

000-31709	NORTHERN STATES POWER COMPANY (a Minnesota Corporation) 414 Nicollet Mall, Minneapolis, MN 55401 Telephone (612) 330-5500	41-1967505

001-3140	NORTHERN STATES POWER COMPANY (a Wisconsin Corporation) 1414 W. Hamilton Ave., Eau Claire, Wis. 54701 Telephone (715) 839-2625	39-0508315

001-3280	PUBLIC SERVICE COMPANY OF COLORADO (a Colorado Corporation) 1225 17th Street, Denver, Colo. 80202 Telephone (303) 571-7511	84-0296600

001-3789	SOUTHWESTERN PUBLIC SERVICE COMPANY (a New Mexico Corporation) Tyler at Sixth, Amarillo, Tex. 79101 Telephone (303) 571-7511	75-0575400

(Former name or former address, if changed since last report)

Item 5. Other Events

Northern States Power Company-Minnesota (NSP-MN)

     On July 26, 2002, Standard & Poor’s Ratings Services announced that it had placed NSP-MN credit ratings on “credit watch” with negative implications. On July 29, 2002, Moody’s Investor Service placed NSP-MN credit ratings under review for possible downgrade. Finally, on July 30, 2002, Fitch Ratings lowered its credit rating for NSP-MN first mortgage bonds to BBB+ from A+ and its credit rating for senior unsecured debt to BBB from A. Fitch also downgraded the commercial paper rating from F1 to F2. Credit ratings are not a recommendation to buy, sell or hold securities, and each rating should be evaluated independently of any other rating.

Northern States Power Company-Wisconsin (NSP-WI)

     On July 26, 2002, Standard & Poor’s Ratings Services announced that it had placed NSP-WI credit ratings on “credit watch” with negative implications. On July 29, 2002, Moody’s placed NSP-WI credit ratings under review for possible downgrade. Finally, on July 30, 2002, Fitch Ratings lowered its credit rating for NSP-WI first mortgage bonds to BBB+ from A+ and its credit rating for senior unsecured debt to BBB from A. Credit ratings are not a recommendation to buy, sell or hold securities, and each rating should be evaluated independently of any other rating.

Public Service Company of Colorado (PSCo)

     On July 26, 2002, Standard & Poor’s Ratings Services announced that it had placed PSCo credit ratings on “credit watch” with negative implications. On July 29, 2002, Moody’s placed PSCo credit ratings under review for possible downgrade. Finally, on July 30, 2002, Fitch Ratings lowered its credit rating for PSCo first mortgage bonds to BBB+ from A and its credit rating for senior unsecured debt to BBB from A-. Fitch also downgraded the commercial paper rating from F1 to F2. Credit ratings are not a recommendation to buy, sell or hold securities, and each rating should be evaluated independently of any other rating.

     On July 25, 2002, as a part of its second quarter earnings release, Xcel Energy Inc., the parent company of PSCo, discussed the receipt of subpoenas from the Securities and Exchange Commission (SEC) and the Commodity Future Trading Commission (CFTC) regarding certain trading activities. See the press release included in this Form 8-K as Exhibit 99.01. These trading activities were the subject of a previous report by Xcel Energy to the Federal Energy Regulatory Commission (FERC) and are on Xcel Energy’s website.

     The trading activities of PSCo involved six transactions with Reliant Energy, in which PSCo bought a quantity of power and simultaneously sold the same quantity back to Reliant. PSCo does not believe that any of these transactions were “wash sales” of the type that have been reported by others in the industry. Five of the transactions were at a profit, and one was done at no profit in consideration of future for-profit transactions.

     As stated in the caption of the subpoenas, the subpoena from the SEC was in connection with its investigation of Reliant Resources, Inc., not Xcel Energy or PSCo. The CFTC subpoenas were issued in an investigation of “certain trading by energy and power marketing firms.” Therefore, PSCo does not know whether the CFTC subpoenas were directed at a particular company, a set of companies, or were in connection with a review of industry activities. To date, in responding to the CFTC subpoenas, PSCo has primarily produced the same information that it previously gave to the FERC and that is available on Xcel Energy’s website. PSCo is continuing to cooperate in responding to the subpoenas. Unlike the issues facing others in the industry, PSCo continues to believe that its trading activities were properly reported, were not “wash sales” and were not in violation of any statutes or regulations.

Southwestern Public Service (SPS)

     On July 26, 2002, Standard & Poor’s Ratings Services announced that it had placed SPS credit ratings on “credit watch” with negative implications. On July 29, 2002, Moody’s placed SPS credit ratings under review for possible downgrade. Finally, on July 30, 2002, Fitch Ratings lowered its credit rating for SPS senior unsecured debt to BBB from A. Fitch also downgraded the commercial paper rating from F1 to F2. Credit ratings are not a recommendation to buy, sell or hold securities, and each rating should be evaluated independently of any other rating.

Forward-Looking Information

This report includes forward-looking statements that are subject to certain risks, uncertainties and assumptions. Such forward-looking statements include the statement regarding the 2002 earnings target and other statements that are intended to be identified in this document by the words “anticipate,” “estimate,” “expect,” “projected,” “objective,” “outlook,” “possible,” “potential” and similar expressions. Actual results may vary materially. Factors that could cause actual results to differ materially include, but are not limited to: general economic conditions, including the availability of credit, actions of rating agencies and their impact on capital expenditures; business conditions in the energy industry; competitive factors; unusual weather; changes in federal or state legislation; regulation; risks associated with the California power market; currency translation and transaction adjustments; the higher degree of risk associated with Xcel Energy’s nonregulated businesses compared with Xcel Energy’s regulated business; risks related to the integration of NRG into Xcel Energy; the realization of expectations regarding the NRG financial improvement plan and the other risk factors listed from time to time by Xcel Energy in reports filed with the Securities and Exchange Commission (SEC), including Exhibit 99.01 to Xcel Energy’s utility subsidiary's report on Form 10-K for year 2001.

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

99.01	Press Release Regarding second quarter 2002 Xcel Energy earnings.

NORTHERN STATES POWER COMPANY (A MINNESOTA CORPORATION) SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on July 31, 2002.

Northern States Power Company (a Minnesota Corporation)

/s/ EDWARD J. MCINTYRE Edward J. McIntyre Vice President and Chief Financial Officer

NORTHERN STATES POWER COMPANY (A WISCONSIN CORPORATION) SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on July 31, 2002.

Northern States Power Company (a Wisconsin Corporation)

/s/ EDWARD J. MCINTYRE Edward J. McIntyre Vice President and Chief Financial Officer

PUBLIC SERVICE COMPANY OF COLORADO SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on July 31, 2002.

Public Service Company of Colorado (a Colorado Corporation)

/s/ EDWARD J. MCINTYRE Edward J. McIntyre Vice President and Chief Financial Officer

SOUTHWESTERN PUBLIC SERVICE COMPANY SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on July 31, 2002.

Southwestern Public Service Company (a New Mexico Corporation)

/s/ EDWARD J. MCINTYRE Edward J. McIntyre Vice President and Chief Financial Officer